Exhibit 10.3

FIRST AMENDMENT TO ESCROW AGREEMENT

THIS FIRST AMENDMENT TO ESCROW AGREEMENT, dated as of February 10, 2023, is entered into by and among RSI Exit Corporation, a Texas corporation (“Stockholders’ Representative”), Creative Realities, Inc., a Minnesota corporation (“Parent”, and together with Stockholders’ Representative, sometimes referred to individually as “Party” or collectively as the “Parties”), and Computershare Trust Company, N.A. (the “Escrow Agent”). Terms defined in the Escrow Agreement and used herein shall have the meanings set forth in the Escrow Agreement.

WHEREAS, the Parties and the Escrow Agent entered into that certain Escrow Agreement (“Agreement”) dated as of February 17, 2022 to govern the deposit of escrow funds;

WHEREAS, the Parties now desire to amend the Agreement to reflect certain changes to the Note and Security Agreement, dated as of February 17, 2022, by and among the Parties and Reflect Systems, Inc., a Delaware corporation.

NOW THEREFORE, in consideration of the promises and agreements of the Parties and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties and the Escrow Agent agree as follows:

1.	The defined term “Escrow Termination Date” set forth in Section 4(c) of the Agreement is hereby amended and restated to be “February 17, 2024.”

2.

Notwithstanding Section 7 of the Agreement, Parent shall (i) pay all reasonable compensation for the Escrow Agent’s services as described in Schedule 2 of the Escrow Agreement or otherwise, and (ii) pay or reimburse to the Escrow Agent all of the expenses, disbursements and advances, including, without limitation, reasonable attorney fees and expenses incurred or made by the Escrow Agent in connection with the entry into, performance, modification and termination of the Agreement for as long as the Agreement continues.

3.	Except as expressly set forth herein, the Agreement shall remain in full force and effect and shall not be modified except as set forth in this Amendment.

4.

This Amendment may be executed in separate counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. Each party agrees that the Electronic Signatures, whether digital or encrypted, of the parties included in this Amendment are intended to authenticate this writing and to have the same force and effect as manual signatures.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date set forth above.

STOCKHOLDERS’ REPRESENTATIVE:

RSI EXIT CORPORATION

By: /s/ William E. Warren

Name:   William E. Warren

Title:     President

Telephone:

PARENT:

CREATIVE REALITIES, INC.

By:/s/ Will Logan

Name:   Will Logan

Title:      Chief Financial Officer

Telephone:

ESCROW AGENT:

COMPUTERSHARE TRUST COMPANY, N.A.

By: /s/ Rose Stroud

Name:   Rose Stroud

Title:     Corporate Trust Officer